EX-99.906CERT

Certification Under Section 906
of the Sarbanes-Oxley Act of 2002

Kaysie P. Uniacke, Chief Executive Officer, and John M. Perlowski, Chief Financial Officer of Goldman Sachs Trust (the “Registrant”), each certify to the best of his or her knowledge that:

1.	The Registrant’s periodic report on Form N-CSR for the period ended August 31, 2003 (the “Form N-CSR”) fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer	Chief Financial Officer

Goldman Sachs Trust	Goldman Sachs Trust

/s/ Kaysie P. Uniacke	/s/ John M. Perlowski

Kaysie P. Uniacke	John M. Perlowski

Date: November 5, 2003	Date: November 5, 2003

This certification is being furnished to the Securities and Exchange Commission pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR with the Securities and Exchange Commission.